Exhibit 10.2

                           CONOCOPHILLIPS ALASKA, INC.

                              CONTRACT NO. AK990156

                                AMENDMENT NO. 03

              EXTEND TERM, INCREASE NOT-TO-EXCEED VALUE AND UPDATE
                                  COMPENSATION


This Amendment, effective as of February 1, 2003, is entered into by and between ConocoPhillips Alaska, Inc., a Delaware corporation with offices in Anchorage, Alaska ("ConocoPhillips"), and Profile Technologies, Inc., a corporation with offices in Hamilton, Montana ("Contractor").

WHEREAS, ConocoPhillips and Contractor entered into Contract No. AK990156 ("the Contract"), effective June 1, 1999; and

WHEREAS, ConocoPhillips and Contractor desire to amend the Contract to extend term, increase not-to-exceed value and update compensation;

NOW, THEREFORE, the parties hereto agree to amend the Contract as follows:

     Reference the Contract, Section I, Statement of Work:

          Please delete page I-1, annotated as Amendment No. 2, and replace it with the attached Y as Amendment No. 03, which extends the contract's term.

     Reference the Contract, Section II, Compensation and Payment Provisions:

          Please delete pages II-1 and II-2, annotated as Amendment No. 2, and replace them with the attached pages II-1 and II-2, annotated as Amendment No. 03, which updates compensation and increases the not-to-exceed value.

  Additionally, this Contract shall reflect that effective September 12, 2002, Phillips Alaska, Inc. became ConocoPhillips Alaska, Inc.

Except as modified or changed herein, all terms and conditions of the original Contract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date and year first above written.

ConocoPhillips Alaska, Inc.               Profile Technologies, Inc.

By:                                       By:

Signature: /s/ R. D. Collins              Signature: Joseph Galbraith
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Name: R. D. Collins                       Name: Joseph Galbraith
------------------------------------      --------------------------------------

Title: Supervisor, Contracts              Title: VP Field Operations
------------------------------------      --------------------------------------

Date: 18 March 03                         Date: April 8, 2003
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                                                          Contract No. AK99-0156
                                                                Amendment No. 03

                           CONOCOPHILLIPS ALASKA, INC.

                              CONTRACT NO. AK990156

                                 PIPE INSPECTION

This Contract, effective September 15, 1999, is entered into by and between ConocoPhillips Alaska, Inc., a Delaware corporation with offices in Anchorage, Alaska ("ConocoPhillips"), and Profile Technologies, Inc., a Delaware corporation with offices in Rosylyn, New York ("Contractor").

                                   WITNESSETH:

For the consideration set forth below, ConocoPhillips and Contractor hereby agree as follows:

                          SECTION I - STATEMENT OF WORK

1.   SCOPE OF WORK                                              (11.1.1) (12/93)

     Contractor, in a good, safe, environmentally sound, and workmanlike manner and to the satisfaction of ConocoPhillips, shall furnish all labor, materials, tools, equipment, supervision, insurance, transportation, and incidentals, except as specified herein to be provided by ConocoPhillips, and shall do all things necessary to provide pipe inspection, hereinafter "Work," as further described herein. All Work shall be performed in accordance with the terms, conditions and other requirements of this Contract.

2.   DESCRIPTION OF WORK                                                (11.5.1)

     Contractor shall provide personnel and equipment to perform inspection services in support of ConocoPhillips' piping inspection program on the North Slope of Alaska. Services shall be performed as requested and directed by ConocoPhillips.

3.   CONTRACT TERM (12.5.2)                                               (5/93)

     This Contract shall be effective as of the day and year first above written and shall expire on January 31, 2005.

4.   PHILLIPS-FURNISHED TRANSPORTATION FOR NORTH SLOPE LOCATIONS
                                                                (14.10.1) (5/93)

     a.   Air Transportation

          For Contractor personnel performing Work at Alaska North Slope locations, ConocoPhillips will provide air transportation for personnel and up to 100 pounds of personal effects and tools per person, with a limit of 70 pounds per container, between Anchorage or other Alaska locations designated by ConocoPhillips, and Kuparuk, as required for the performance of Work. However, ConocoPhillips will not provide air transportation for the following Contractor personnel:

          i. Personnel not directly assigned to the Work and whose time is not billable hereunder; or

          ii. Personnel available for work at the North Slope without need of air transportation.

                                       I-1
                                                          Contract No. AK99-0156
                                                                Amendment No. 03

                SECTION II - COMPENSATION AND PAYMENT PROVISIONS

1.   COMPENSATION                                                (20.1.1) (7/85)

     Contractor shall be compensated as set forth herein for Work performed in accordance with this Contract. Said compensation shall constitute payment in full for performance of Work, for all responsibilities and obligations of Contractor under this Contract, for all loss or damage arising out of performance of Work, and for all risks of every description connected with the Work, except as may be otherwise expressly provided in this Contract.

2.   PRICES, FIXED RATES AND REIMBURSABLE COSTS                 (20.15.1) (7/94)

     ConocoPhillips shall compensate Contractor for goods and services satisfactorily delivered or performed and accepted by ConocoPhillips by payment of Prices, Fixed Rates and Reimbursable Costs set forth herein. Prices, Fixed Rates and Reimbursable Costs shall constitute payment in full for all of Contractor's costs of whatever nature and profit for accomplishing the Work, including, but not limited to, all costs of labor, supervision, facilities, equipment, materials, supplies, taxes, insurance, overhead, and general and administrative expenses.

     The following costs shall not be Reimbursable Costs hereunder:

     i.   Costs not expressly identified as Reimbursable Costs herein;

     ii. Any costs which Contractor fails to demonstrate have been incurred in the performance of Work;

     iii. Any costs which Contractor fails to substantiate as reasonable by application of established Contractor operating procedures or policies, generally accepted industry practices or Contract terms and conditions; and

     iv. Any costs incurred without advance approval by ConocoPhillips when such approval is required by this Contract.

     Except as otherwise expressly provided herein, Prices and Fixed Rates shall remain firm for all Work performed hereunder.

3.   PAYMENT SCHEDULE                                           (20.35.1) (8/94)

     The following provisions shall apply to all costs and charges invoiced hereunder:

     3.1  Contractor's Rates

          i. Mobilization/Demobilization of personnel and equipment at actual cost as documented by receipts.

          ii. $850 for each pipe when ConocoPhillips truck is used, and $870 for each pipe when Contractor truck is used.

          iii. Standby charge of $940 per crew per shift if access to the piping is not possible due to weather or other events that are beyond the control of Contractor's personnel. No standby will be charged if inspection is not possible due to Contractor's equipment malfunction.

          iv.  Drillsite Flow Line Inspection @ $3,500/shift.

                                      II-1
                                                          Contract No. AK99-0156
                                                                Amendment No. 03

     3.2  Contract Value

          The maximum amount payable by ConocoPhillips under this Contract, for all the Work performed hereunder, is set forth below:

                         Not to Exceed Value: $2,000,000

          Contractor shall notify the ConocoPhillips Representative or his designee when Work charges totaling 75% of the Not to Exceed Value have been reached.

          Contractor is not authorized to incur, and ConocoPhillips shall not be obligated to pay, in excess of the "Not to Exceed Value" set forth above without prior written approval by ConocoPhillips. Such ConocoPhillips approval shall be in the form of a written amendment to this Agreement.

     3.3  Third Party Materials, Supplies and Equipment, Purchased or Rented

          The actual, reasonable cost with no mark-up of materials, supplies and equipment purchased or rented from third parties (not including Contractor's affiliates, subsidiaries, parent company or any other related party), approved by ConocoPhillips, shall be Reimbursable Costs hereunder:

          i.   Less any applicable discounts;
          ii.  Plus applicable sales and related taxes; and
          iii. Freight, at cost.

     3.4  Air Transportation for North Slope Locations

          If ConocoPhillips-furnished air transportation is not provided, the actual, reasonable cost, with no mark-up, of coach class air transportation for the most direct available route between Anchorage or other ConocoPhillips designated location(s) and Deadhorse for Contractor's personnel directly assigned to the Work shall be Reimbursable Costs, subject to the following conditions:

          i. All commercial air travel must have prior ConocoPhillips approval;
          ii. Contractor shall be responsible for its commercial reservations and ticket purchases; and
          iii. Charges for travel related to both ConocoPhillips and other clients shall be prorated on an equitable basis.

     3.5  Travel and Temporary Living Expenses

          Except as may be stipulated herein for remote and North Slope ConocoPhillips locations, the actual reasonable costs, with no mark-up, of travel and temporary living expenses paid by Contractor to its employees directly assigned to the Work, during the time they are on business travel or temporary assignment in furtherance of the Work, shall be Reimbursable Costs subject to the following conditions:

          i. The purpose for which such expenses are incurred must have prior ConocoPhillips approval;
          ii. ConocoPhillips-furnished transportation, meals and/or lodging must not be reasonable available;

                                      II-2
                                                          Contract No. AK99-0156
                                                                Amendment No. 03